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                                                                       EXHIBIT C

             DIRECTORS AND EXECUTIVE OFFICERS OF THE FILING PERSONS

The (i) name, (ii) title, (iii) country of citizenship, (iv) principal occupation and (v) principal business address of each of the directors and executive officers of the Filing Persons are listed below.

                        I.P.P. LUXCO HOLDINGS II S.A.R.L.

(i)     Dr. Francesco Bellini

(ii)    Manager

(iii)   Canada

(iv)    Chief Executive Officer, Neurochem Inc.

(v)     Picchio International Inc.,
        759 Square Victoria, Suite 224,
        Montreal (Quebec), H2Y 2J7, Canada

(i)     Stef Oostvogels

(ii)    Manager

(iii)   Belgium

(iv)    Attorney, Oostvogels, Pfister, Roemers

(v)     Oostvogels, Pfister, Roemers
        20, avenue Monterey,
        B.P. 603 /L-2016, Luxembourg

(i)     Stephane Hadet

(ii)    Manager

(iii)   France

(iv)    Attorney, Oostvogels, Pfister, Roemers

(v)     Oostvogels, Pfister, Roemers
        20, avenue Monterey, B.P. 603
        L-2016, Luxembourg

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                             II. PICCHIO PHARMA INC.

(i)     Andre Desmarais

(ii)    Deputy-Chairman and Director

(iii)   Canada

(iv)    President and Co-Chief Executive Officer, Power Corp.; Chairman,
        Power Tech

(v)     751 Square Victoria,
        Montreal, Quebec, H2Y 2J3, Canada

(i)     Dr. Francesco Bellini

(ii)    Chairman, President and Director

(iii)   Canada

(iv)    Chief Executive Officer, Neurochem Inc.

(v)     Picchio International Inc.,
        759 Square Victoria, Suite 224,
        Montreal (Quebec), H2Y 2J7, Canada

(i)     Charles Cavell

(ii)    Director

(iii)   Canada

(iv)    Retired

(v)     2 Westmount Square
        Westmount(Quebec), H3Z 2S4, Canada

(i)     Peter Kruyt

(ii)    Director

(iii)   Canada

(iv)    Vice President, Power Corp.; President and CEO, Power Tech

(v)     751 Square Victoria,
        Montreal, Quebec, H2Y 2J3, Canada

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(i)     Dr. Gervais Dionne

(ii)    Director

(iii)   Canada

(iv)    Chief Executive Officer

(v)     Virochem Pharma
        275 Armand Frappier Blvd., Laval QC H7V 4A7

(i)     Marisa Bellini

(ii)    Director

(iii)   Canada

(iv)    Consultant, Picchio International Inc.

(v)     Picchio International Inc.,
        759 Square Victoria, Suite 224,
        Montreal, Quebec H2Y 2J7

(i)     Pierre Larochelle

(ii)    Director

(iii)   Canada

(iv)    President and Chief Executive Officer, Adaltis Inc.

(v)     Adaltis Inc.,
        10,900 Hamon,
        Montreal,Quebec H3M 3A2, Canada

(i)     Luc Jobin

(ii)    Director

(iii)   Canada

(iv)    Exec. Vice President of Power Corp.

(v)     Power Corporation of Canada,
        751 Victoria Square, Montreal, Quebec, H2Y 2J3, Canada

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(i)     Martin Cauchon

(ii)    Director

(iii)   Canada

(iv)    Attorney, Gowling Lafleur Henderson LLP

(v)     Gowling Lafleur Henderson LLP
        1 Place Ville Marie, 37th Floor, Montreal, Quebec, H3B 3P4, Canada

(i)     Roberto Bellini

(ii)    Director

(iii)   Canada

(iv)    Analyst, Strategic Planning, Picchio Pharma

(v)     Picchio International Inc.,
        759 Square Victoria, Suite 224,
        Montreal (Quebec), H2Y 2J7, Canada

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                             III. FMRC FAMILY TRUST

(i)     John W. Churchill

(ii)    Trustee, FMRC Trust

(iii)   Canada

(iv)    Chartered Accountant (Retired)

(v)     10627 Bradbury Drive SW
        Calgary, Alberta, T2W 1A9

(i)     Vernon H. Strang

(ii)    Trustee, FMRC Trust

(iii)   Canada

(iv)    Chartered Accountant (Retired)

(v)     39 Scimitar View NW
        Calgary, Alberta, T3L 2B4

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                   IV. POWER TECHNOLOGY INVESTMENT CORPORATION

(i)     John Bernbach

(ii)    Director

(iii)   United States of America

(iv)    President NTM Inc.; Chairman and CEO, The Bernbach Group, Inc.

(v)     The Bernbach Group, Inc.
        32 East 57th Street, New York, NY 10022

(i)     Andre Desmarais

(ii)    Director

(iii)   Canada

(iv)    President and Co-Chief Executive Officer, Power Corp.; Chairman,
        Power Tech

(v)     751 Victoria Square
        Montreal QC H2Y 2J3

(i)     Paul G. Desmarais, P.C., C.C

(ii)    Director

(iii)   Canada

(iv)    Chairman of the Executive Committee, Power Corp.

(v)     Power Corporation of Canada
        751 Victoria Square
        Montreal QC H2Y 2J3

(i)     Anthony R. Graham

(ii)    Director

(iii)   Canada

(iv)    President, Wittington Investments, Limited

(v)     Wittington Investments, Limited

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        22 St. Clair Avenue East
        Suite 2001
        Toronto, ON M4T 2S7

(i)     Peter Kruyt

(ii)    Director and Executive Officer

(iii)   Canada

(iv)    Vice-President, Power Corp., President and CEO, Power Tech

(v)     751 Victoria Square
        Montreal QC H2Y 2J3

(i)     Michel Plessis-Belair

(ii)    Director

(iii)   Canada

(iv)    Vice-Chairman and Chief Financial Officer, Power Corp.;
        Exec. VP and Chief Financial Officer, Power Financial Corporation

(v)     751 Victoria Square
        Montreal QC H2Y 2J3

(i)     Nathalie Pratte

(ii)    Director

(iii)   Canada

(iv)    President

(v)     Le Groupe Conseil Enviro-Strategies Inc.
        1 Westmount Square, bureau 700
        Westmount, P. Quebec, Canada H3Z 2P9

(i)     Luc Jobin

(ii)    Director

(iii)   Canada

(iv)    Exec. Vice President of Power Corp.

(v)     Power Corporation of Canada,
        751 Victoria Square, Montreal, Quebec, H2Y 2J3, Canada

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(i)     Leslie Raenden

(ii)    Executive Officer

(iii)   Canada

(iv)    Exec. Vice-President of Finance and Secretary, Power Tech

(v)     Power Technology Investment Corporation
        751 Victoria Square
        Montreal QC H2Y 2J3

(i)     Gerard Veilleux

(ii)    Director

(iii)   Canada

(iv)    Vice-President, Power Corp. & President of Power Communications Inc.

(v)     Power Corporation of Canada
        751 Victoria Square
        Montreal QC H2Y 2J3